                    MASTER RICHMOND STATION GROUP AGREEMENT


                      THIS MASTER RICHMOND STATION GROUP AGREEMENT is made and entered into as of the 17th day of December, 1996, by and among SFX BROADCASTING, INC., a Delaware corporation ("SFX"), ABS COMMUNICATIONS INCORPORATED, a Virginia corporation ("ABS"), KENNETH A. BROWN ("KAB"), EBF INC., a Delaware corporation ("EBFI"), EBF PARTNERS, a New York partnership ("EBFP" and, together with ABS, KAB and EBFI, the "Current Partners"), ABS COMMUNICATIONS, L.L.C., a Virginia limited liability company (the "LLC"), ABS RICHMOND PARTNERS, L.P., a Virginia limited partnership ("RICH-I"), ABS RICHMOND PARTNERS II, L.P., a Virginia limited partnership ("RICH-II" and, together with RICH-I, the "Partnerships"), ABS RICHMOND TOWERS, L.P., a Virginia limited partnership and J. EDWIN CONRAD for certain limited purposes specified herein.

                              W I T N E S S E T H:

                      WHEREAS, the Parties have entered into that certain Letter of Intent, dated August 9, 1996 (the "Letter of Intent") which provides, in part, the Parties' intention for SFX (i) to acquire (A) substantially all of the Current Partners' partnership interests in the Partnerships and (B) the Benchmark Assets through the LLC as well as the financing of the acquisition of such assets by the LLC, (ii) to finance and assume certain liabilities of KAB and ABS under the Benchmark Agreements, including the repayment of all outstanding loans under the Signet Loan Agreement, (iii) to indemnify KAB and ABS for any losses which may be incurred by KAB and ABS under the Benchmark Agreements and (iv) to enter into such other arrangements and transactions with the other Parties which are more particularly described in the Letter of Intent (collectively, the "Contemplated Transactions"); and

                    WHEREAS, the Parties understand that the Contemplated Transactions must occur in several stages and accordingly desire to enter into this Agreement to identify the timing and execution of the various agreements which must be entered into to consummate the Contemplated Transactions;

                    NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions contained herein, and intending to be fully bound hereby, the Parties hereby agree as follows:

                      SECTION 1. Certain Definitions. When used in this Agreement, the following words or phrases shall have the following meanings:

                      "Agreement" shall mean this Master Richmond Station Group Agreement, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                      "Amended and Restated Operating Agreement" shall mean the Amended and Restated Operating Agreement substantially in the form attached hereto as Exhibit A.

                      "Benchmark Agreements" shall mean all of the agreements set forth on Schedule 1 attached hereto.

                      "Benchmark Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement, dated as of May 31, 1996 by and among Benchmark Radio Acquisition Fund III Limited Partnership, WVGO License Limited Partnership, WDCK License Limited Partnership and ABS Communications Incorporated.

                      "Benchmark Assets" shall mean all of the assets to be acquired by the LLC pursuant to the Benchmark Agreements.

                      "Benchmark Stations" shall mean collectively, radio station WLEE(FM) in Williamsburg, Virginia and radio station
WBZU(FM) in Richmond Virginia.

                      "Brown Employment Agreement" shall mean the Employment Agreement substantially in the form attached hereto as Exhibit B.

                      "Brown Non-Competition Agreement" shall mean the Non-Competition Agreement substantially in the form attached hereto as Exhibit C.

                      "Closing" shall mean, as applicable, the Closing as defined under the KAB Contribution Agreement or the Purchase and Sale Agreement.

                      "Collateral Assignment of Contracts" shall mean the Collateral Assignment of Contracts substantially in the form attached hereto as Exhibit O.

                      "Conrad Employment Agreement" shall mean the Employment Agreement substantially in the form attached hereto as Exhibit D.

                      "Conrad Non-Competition Agreement" shall mean the Non-Competition Agreement substantially in the form attached hereto as Exhibit E.

                      "Deed of Trust" shall mean the Deed of Trust substantially in the form attached hereto as Exhibit N.

                      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                      "Escrow Agent" shall mean Signet Trust Company.

                      "Escrow Agreement" shall mean the Escrow Agreement substantially in the form attached hereto as Exhibit F.

                      "KAB Contribution Agreement" shall mean the KAB Contribution Agreement substantially in the form attached hereto as Exhibit G.

                      "Letter of Intent" shall mean that certain letter of intent dated August 9, 1996 by and among SFX Broadcasting, Inc., KAB, ABS, the LLC and each of the Partnerships.

                      "Liberty Entities" shall mean Liberty Acquisition Subsidiary Corporation and Liberty Broadcasting of Maryland
II, Incorporated.

                      "Party" or "Parties" shall mean each of the parties, either individually or collectively, as applicable, signatory to this Agreement.

                      "Purchase and Sale Agreement" shall mean the Purchase and Sale Agreement substantially in the form attached hereto as
Exhibit I.

                      "Put and Call Agreement" shall mean the Put and Call Agreement substantially in the form attached hereto as Exhibit J.

                      "Related Agreements" shall mean each of the agreements attached to this Agreement as an Exhibit.

                      "Rich Stations" shall mean, collectively, radio station WKHK-FM in Colonial Heights, Virginia and radio station WVGO-FM in Crewe, Virginia.

                      "Security Agreement" shall mean the Security
Agreement substantially in the form attached hereto as Exhibit H.

                      "SFX Contribution Agreement" shall mean the SFX Contribution Agreement substantially in the form attached hereto as Exhibit K.

                      "SFX Convertible Note Agreement" shall mean the Convertible Note Agreement substantially in the form attached hereto as Exhibit L.

                      "Signet Loan Agreement" shall mean that certain Promissory Note, dated as of May 28, 1996, by and among Jacob Brown, KAB and Signet Bank as assigned to the LLC pursuant to that certain Assignment dated May 28, 1996.

                    "Tower Lease" shall mean the Tower Lease substantially in the form attached hereto as Exhibit M.

                      SECTION 2.  Order of Transactions.

                      (a) The applicable Parties shall have entered into the following agreements and the following actions shall have taken place simultaneously with the execution of this Agreement and the consummation of the transactions contemplated by the Benchmark Agreements:

                               (i)      SFX and the LLC shall have entered into
the SFX Convertible Note Agreement, the Security Agreement, the Deed of Trust and the Collateral Assignment of Contracts and any and all other agreements or documents contemplated thereunder;

                          (ii) SFX, the Current Partners, the LLC and the
Escrow Agent shall have entered into the Escrow Agreement;

                         (iii) All amounts outstanding under the Signet
Loan Agreement shall have been repaid, any and all security interests granted to Signet Bank pursuant to the Signet Loan Agreement shall have been terminated, extinguished and released and the Signet Loan Agreement shall have been terminated;

                          (iv) KAB and the LLC shall have entered into,
and consummated the transactions under, the KAB Contribution
Agreement;

                           (v) The Current Partners and the LLC shall
have entered into the Purchase and Sale Agreement; and

                          (vi) The Liberty Entities, SFX and the LLC
shall have entered into the SFX Contribution Agreement.

                      (b) The applicable Parties shall have executed each of the following agreements contemporaneously herewith, which agreements shall become effective automatically upon the consummation of the transactions contemplated by the Purchase and Sale Agreement without any further action by any of the applicable Parties thereto (other than on the date of its effectiveness, the applicable Parties completing the appropriate blanks and dates to reflect its effectiveness); provided, in the event the transactions contemplated by the Purchase and Sale Agreement are not consummated, each of the agreements listed below shall be null and void and of no force and effect:
The Amended and Restated Operating Agreement, the Brown Employment Agreement, the Brown Non-Competition Agreement, the Conrad Employment Agreement, the Conrad Non- Competition Agreement and the Put and Call Agreement.

                      (c) Contemporaneously herewith, ABS Richmond Towers, L.P. ("ABS Tower") and RICH-I shall have entered into the Tower Lease. ABS Tower and RICH-I hereby agree that until the closing of the Purchase and Sale Agreement, neither ABS Tower nor RICH-I shall amend, modify, terminate or revise in any manner the Tower Lease without the prior written consent of SFX.

                      SECTION 3.  Payment of Expenses.  SFX hereby agrees
to lend to the LLC sufficient funds under the SFX Convertible Note Agreement so that the LLC may:

                      (a) reimburse or pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and any reasonable expenses relating to the provisions of Article V of the Purchase and Sale Agreement) incurred by the Current Partners which are directly related to the negotiation, preparation and closing of this Agreement, the Benchmark Agreements, the Purchase and Sale Agreement and the other agreements contemplated under this Agreement and the Contemplated Transactions and such other reasonable costs and expenses incurred by KAB to date in connection with the solicitation and achievement of finding a financing source to consummate the Contemplated Transactions;

                      (b) pay all fees and expenses of Interstate/Johnson Lane Corporation ("Interstate") when due as provided in that certain Placement Agency Agreement, dated April 17, 1996 as modified by the partners thereto as reflected in Annex A to the Letter of Intent between ABS and Interstate.

                      SECTION 4.  [INTENTIONALLY OMITTED].

                      SECTION 5. Certain Obligations of SFX. In addition to the obligations of SFX contained in the agreements contemplated in this Master Agreement, SFX hereby:

                      (a) agrees to cause to be performed, at its sole expense, promptly after the execution of this Master Agreement, Phase I environmental studies of the real property and transmitting equipment used by the Partnerships in connection with the operation of the Rich Stations; and

                      (b) guaranties the obligations of the Liberty Entities (as defined in the SFX Contribution Agreement) (and their assignees, if any) under the SFX Contribution Agreement (in the event that such obligations have not already been transferred to SFX by the Liberty Entities' valid assignment to SFX of all of their respective rights and obligations thereunder).

                      SECTION 6. Further Assurances. Each Party hereby agrees and covenants to the other Parties that:

                      (a) such Party will use his or its commercially reasonable best efforts to cause the completion of each of the Contemplated Transactions as expeditiously as practical and in connection therewith, such Party will avoid taking any actions that would prevent or delay the consummation of the Contemplated Transactions;

                      (b) such Party will deal with the other Parties in good faith in completing the Contemplated Transactions; and

                      (c) such Party will execute all such documents which may be necessary or appropriate to consummate the Contemplated Transactions as expeditiously as practical and does hereby consent to the consummation of the Contemplated Transactions and waive any rights that such Party has under any agreements other than under this Agreement and the Related Agreements that would preclude the consummation of the Contemplated Transactions.

                      SECTION 7.  Indemnification.

                      (a) Current Partners' Indemnities. Each Current Partner hereby agrees, severally and not jointly (based on such Current Partner's respective percentage interests in the Partnerships), to indemnify, defend and hold the LLC, SFX and each of their affiliates (collectively, the "SFX Parties") harmless with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) (collectively, the "Losses") asserted against, resulting from, imposed upon or incurred by the LLC or SFX or its assignees directly or indirectly relating to or arising out of the breach of any of the representations or warranties or failure by such Current Partner to perform any covenants or agreements of such Current Partner set forth in this Agreement or the Related Agreements.

                      (b) SFX's Indemnities. SFX hereby agrees to indemnify, defend and hold the Current Partners and their affiliates harmless with respect to any and all Losses asserted against, resulting from, imposed upon or incurred by the Current Partners directly or indirectly relating to or arising out of the breach of any of the representations, warranties, covenants or agreements of SFX set forth in this Agreement or any of the Related Agreements.

                      (c)  Limitation on Indemnity.

                               (i)      The SFX Parties shall be entitled to
indemnification under this Agreement only to the extent that the aggregate sum of the SFX Parties' Losses under this Agreement and the Related Agreements for which the Current Partners are responsible hereunder individually or in the aggregate exceeds One Hundred Fifty Thousand Dollars ($150,000) (the "Threshold Amount")(and only to the extent of such excess). The aggregate indemnification liability for each of the Current Partners under this Agreement shall be limited to an amount equal to such Current Partner's allocable portion of the Purchase Price (as defined in the Purchase and Sale Agreement) paid to such Current Partner pursuant to Section 3.2 of the Purchase and Sale Agreement. Notwithstanding anything to the contrary contained herein, the SFX Parties shall not be entitled to any indemnification under this Agreement relating to any matter disclosed in the Environmental Report (as defined in the Purchase and Sale Agreement).

                          (ii) The Current Partners shall be entitled to
indemnification under this Agreement only to the extent that the aggregate sum of the Current Partners' Losses under this Agreement and the Related Agreements exceeds the Threshold Amount (and only to the extent of such excess). The indemnification liability of SFX under this Agreement shall be limited to an amount equal to the total Purchase Price paid to the Current Partners pursuant to Section 3.2 of the Purchase and Sale Agreement which amount will be offset by such amounts received by the Current Partners under the Escrow Agreement.

                      (d)  Survival of Representations and Warranties.
The Current Partners and the SFX Parties shall have the right to bring an action for indemnification for a period of eighteen (18) months following the Conversion Date (as defined in the SFX Convertible Note Agreement); upon the expiration of such period, such right shall lapse and be of no further force or effect. Notwithstanding the foregoing, the representations and warranties made in the KAB Contribution Agreement, the Purchase and Sale Agreement and the SFX Contribution Agreement with respect to (A) (i) title to the partnership interests being sold or contributed thereunder and (ii) taxes shall survive the Closing until the expiration of any applicable statutes of limitations including any extensions thereof and shall thereupon expire together with any right to indemnification with respect thereto and (B) environmental matters, three (3) years from the Conversion Date.

                      (e)  Procedures.

                               (i)  Any party seeking indemnification under
this Section 7 (the "Indemnified Party") shall give the party from whom indemnification is being sought (the "Indemnifying Party") notice of any matter which such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 30 days of such determination, stating the amount of the Loss, if known, and method of computation thereof. The obligations of an Indemnifying Party under this
Section 7 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Section 7 ("Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: Within 30 days after receipt by an Indemnified Party of notice of (i) any Third Party Claim or (ii) the commencement of any action or proceeding which may entitle such Indemnified Party to indemnification under this Section 7, such Indemnified Party shall give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from such claim. The failure to give the Indemnifying Party timely notice under this Section 7 shall not preclude the Indemnified Party from seeking indemnification from the Indemnifying Party unless the Indemnifying Party has been materially prejudiced by such failure.

                          (ii)  If the Indemnifying Party assumes the
defense of any such claim or litigation resulting therefrom with counsel reasonably acceptable to the Indemnified Party, the obligations of the Indemnifying Party as to such claim shall be limited to assuming, in good faith, the defense of such claim or litigation and to holding the Indemnified Party harmless from and against any losses, damages and liabilities caused by or arising out of any settlement approved by the Indemnifying Party or any judgment in connection with such claim or litigation resulting therefrom; provided, however, that the Indemnified Party may participate, at its expense, in the defense of such claim or litigation provided that the Indemnifying Party shall direct and control the defense of such claim or litigation. The Indemnified Party shall cooperate and make available all books and records reasonably necessary and useful in connection with the defense. Without the written consent of the Indemnified Party, the Indemnifying Party shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim or litigation. No such claim or litigation resulting therefrom which is being defended in good faith by the Indemnifying Party shall be settled or compromised without the written consent of the Indemnifying Party.

                         (iii)  If the Indemnifying Party shall not,
within 30 days of receipt of notice of any such claim or litigation, give notice to the Indemnified Party of its intention to assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may, but shall have no obligation to, defend against such claim or litigation, acting in good faith and in such manner as it may deem appropriate, and the Indemnified Party may compromise or settle such claim or litigation without the Indemnifying Party's consent. The Indemnifying Party shall promptly pay any such settlement of such claim or litigation and shall also promptly reimburse the Indemnified Party for the amount of all reasonable expenses, legal or otherwise, incurred by the Indemnified Party in connection with the defense against or settlement of such claim or litigation. In addition, the Indemnifying Party shall promptly pay the amount of any judgment rendered with respect to such claim or in such litigation.

                      (f) Sole Remedy. The indemnification provided in this Section 7 shall be the sole and exclusive post-Closing remedy available to any party with respect to any claims relating to this Agreement, the Purchase and Sale Agreement, the KAB Contribution Agreement, the SFX Contribution Agreement and the SFX Convertible Note Agreement. In furtherance of the foregoing, the parties (on behalf of themselves and their respective affiliates, directors, officers, employees, agents, successors and assigns) hereby waive from and after the date of the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action they may have against any other party relating to the subject matter of this Agreement or any of the other agreements referred to in the preceding sentence arising under or based upon any federal, state, local or foreign law, rule or regulation (including, without limitation, any law, rule or regulation relating to environmental matters).

                      SECTION 8. Rich LMA. The parties hereto contemplate that there may be entered into a Local Marketing Agreement ("Rich LMA") between the Partnerships and the LLC with respect to the Rich Stations. The parties hereby acknowledge and agree that the Rich LMA shall be in a form satisfactory to SFX, the LLC and the Partnerships.

                      SECTION 9.  Consequential Damages.  Notwithstanding
any provision contained herein, in the event that an arbitrator under the Escrow Agreement determines that any Party shall have acted in bad faith in connection with any of the Contemplated Transactions, any other Party who has incurred a Loss may seek as one of its damages consequential damages.

                      SECTION 10. Restriction on Consents, Amendments, Waivers and Modifications; Opinions. The LLC hereby agrees not to amend, waive or modify any term or condition set forth in any Related Agreement or in any other agreement contemplated hereby to which the LLC is a Party (or consent to any change requested thereunder) without the prior written consent of SFX. In addition, the LLC hereby agrees that any and all forms of opinions to be delivered to the LLC under any of the Related Agreements shall be in a form reasonably satisfactory to SFX.

                      SECTION 11.  Restriction on Sale of Stations.  While
the Purchase and Sale Agreement is in effect, each of (i) ABS, KAB and the LLC (with respect to the Benchmark Stations) and (ii) EBFI, EBFP, RICH-I and RICH-II (with respect to the Rich Stations) hereby agree that such Party shall not sell, transfer or otherwise encumber any of the Benchmark Stations or the Rich Stations, as applicable, without the prior written approval of SFX, other than as part of the Contemplated Transactions.

                      SECTION 12. Amendment. This Agreement may only be amended with the written consent of all of the Parties.

                      SECTION 13. Governing Law. The construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Virginia without giving effect to the choice of law provisions thereof.

                      SECTION 14. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received on the date of personal delivery or on the date of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date of a stamped receipt, if sent by an overnight delivery service, and shall be addressed to the following addresses, or to such other address as any Party may request:

              To KAB:                   Kenneth A. Brown
                                        2002 Millington Court
                                        Richmond, VA 23233

              To ABS:                   ABS Communications Incorporated
                                        300 Arboretum Place
                                        Suite 590
                                        Richmond, VA 23236
                                        Attn:  Kenneth A. Brown

              To the LLC:               ABS Communications, L.L.C.
                                        300 Arboretum Place
                                        Suite 590
                                        Richmond, VA 23236
                                        Attn:  Kenneth A. Brown

              To EBFI and EBFP:         c/o Coleman Wortham, III
                                        Davenport & Co. of Virginia, Inc.
                                        901 East Cary Street
                                        Richmond, VA 23219

              To SFX:                   SFX Broadcasting, Inc.
                                        150 East 58th Street
                                        New York, NY 10155
                                        Attn:  Howard Tytel

              To Partnerships:          c/o Coleman Wortham, III
                                        901 East Cary Street
                                        Richmond, VA 23219

Copies of all notices to KAB, ABS, the LLC, EBFI, EBFP and the Partnerships shall also be sent to:

                                        LeClair Ryan
                                        707 East Main Street, 11th Floor
                                        Richmond, VA 23219
                                        Attn: Kurt Magette, Esq.

                      SECTION 15.  Schedules and Exhibits.  This Agreement
and the Related Agreements contain various schedules and exhibits. The Parties agree that disclosure in any one schedule or exhibit shall constitute disclosure for all purposes under this Agreement and the Related Agreements; provided, that the disclosure is detailed enough to indicate its applicability to such other schedule or exhibit.

                      SECTION 16. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together shall constitute one and the same instrument.

                      SECTION 17.  Guarantee to Provide Purchase Price.
In the event that all of the conditions precedent set forth in Article XIII of the Purchase and Sale Agreement have been satisfied, SFX hereby irrevocably and unconditionally guarantees to the Current Partners that SFX shall pay or cause to be paid the Purchase Price to the Current Partners. The obligations of SFX under this Section 17 are absolute and direct, and constitute primary obligations of SFX.

                      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                        SFX BROADCASTING, INC.


                                        By: /s/ Howard J. Tytel
                                            -------------------------
                                            Name:  Howard J. Tytel
                                            Title: Executive Vice President


                                        ABS COMMUNICATIONS INCORPORATED


                                        By: /s/ Ken A. Brown
                                            -------------------------
                                            Name:  Ken A. Brown
                                            Title:


                                        KENNETH A. BROWN

                                        /s/ Ken A. Brown
                                        ----------------------------


                                        EBF INC.


                                        By: /s/ Coleman Wortham, III
                                            -------------------------
                                            Name:  Coleman Wortham, III
                                            Title: President


                                        EBF PARTNERS


                                        By: /s/ Coleman Wortham, III
                                            -------------------------
                                            Partner  Coleman Wortham, III

                                               ABS COMMUNICATIONS, L.L.C.


                                              By: /s/ Ken A. Brown
                                                  -------------------------
                                                  Name:  Ken A. Brown
                                                  Title:


                                               ABS RICHMOND PARTNERS, L.P.

                                               By:  ABS COMMUNICATIONS
                                                      INCORPORATED,
                                                    its General Partner


                                              By: /s/ Ken A. Brown
                                                  -------------------------
                                                  Name:  Ken A. Brown
                                                  Title:



                                              ABS RICHMOND PARTNERS II, L.P.

                                              By:  ABS COMMUNICATIONS
                                                     INCORPORATED,
                                                   its General Partner


                                              By: /s/ Ken A. Brown
                                                  -------------------------
                                                  Name:  Ken A. Brown
                                                  Title:


                                                J. Edwin Conrad is executing
                                                this Agreement solely to
                                                evidence his rights and
                                                obligations to enter into the
                                                Conrad Employment Agreement
                                                and the Conrad Non-Competition
                                                Agreement as of the closing
                                                under the Purchase and Sale
                                                Agreement:


                                                /s/ J. EDWIN CONRAD
                                                -------------------------------
                                                      J. EDWIN CONRAD

                                             ABS RICHMOND TOWERS, L.P.



                                             By: ABS Communications, Inc., its
                                                 -------------------------
                                                 General Partner


                                             By: /s/ Ken A. Brown
                                                  -------------------------
                                                  Name:  Ken A. Brown
                                                  Title: